Aug99

EXHIBIT 99.1

STATEMENT TO CERTIFICATE HOLDERS	EXHIBIT 99.1

ORIGINAL DEAL PARAMETERS
Certificate Balance	$16,388,534.00
YSA Regular Interest Principal Balance	$2,339,486.00
Reserve Regular Interest Principal Balance	$7,570,982.00
Component A-1 Notional Amount	$164,000,000.00
Component A-2 Notional Amount	$218,000,000.00
Component A-3 Notional Amount	$183,114,000.00
Component B Notional Amount	$24,176,000.00

INPUTS FROM PREVIOUS PERIOD SUBORDINATED INTEREST SERVICER REPORT
Certificate Balance	$16,388,534.00
Fixed-Rate Certificates Interest Shortfall	$0.00
YSA Regular Interest Principal Balance	$1,141,244.63
YSA Regular Interest Interest Shortfall	$0.00
Reserve Regular Interest Principal Balance	$7,570,982.00
Reserve Regular Interest Interest Shortfall	$0.00
Component A-1 Notional Amount	$0.00
Component A-2 Notional Amount	$138,672,651.16
Component A-3 Notional Amount	$183,114,000.00
Component B Notional Amount	$24,176,000.00
Interest-Only Certificates Interest Shortfall	$2,100,192.33
Certificate Yield Supplement Account Balance	$0.00

CALCULATION OF DISTRIBUTABLE AMOUNTS
Wtd. Avg. Net APR (by Adjusted Contract Balance)	6.47%

Fixed-Rate Certificate Rate	6.47%
Fixed-Rate Certificateholders' Monthly Interest Distributable Amount	$88,361.51
Fixed-Rate Certificateholders' Interest Carryover Shortfall	$0.00
Fixed-Rate Certificateholders' Interest Distributable Amount	$88,361.51

Yield Supplement Account Reinvestment Income	$5,263.17
YSA Regular Interest Rate	5.53%
YSA Regular Interestholders' Monthly Interest Distributable Amount	$5,263.17
YSA Regular Interestholders' Interest Carryover Shortfall	$0.00
YSA Regular Interestholders' Interest Distributable Amount	$5,263.17

Reserve Account Reinvestment Income	$39,043.83
Reserve Account Regular Interest Rate	6.19%
Reserve Account Regular Interestholders' Monthly Interest Distributable Amount	$39,043.83
Reserve Account Regular Interestholders' Interest Carryover Shortfall	$0.00
Reserve Account Regular Interestholders' Interest Distributable Amount	$39,043.83

Component A-1 Rate	0.8325%
Component A-2 Rate	0.7200%
Component A-3 Rate	0.6200%
Component B Rate	0.6200%
Interest-Only Certificateholders' Monthly Interest Distributable Amount	$190,303.42
Interest-Only Certificateholders' Interest Carryover Shortfall	$2,101,445.68
Interest-Only Certificateholders' Interest Distributable Amount	$2,291,749.11

Deposit to Certificate Distribution Account from Collection Account plus
Certificate Yield Supplement Deposit Amount plus
Reinvestment Income on Certificate Yield Supplement Account	$0.00
Deposit to Certificate Distribution Account from Principal Distribution Account	$0.00
Deposit to Certificate Distribution Account from Yield Supplement Account	$103,452.76
Deposit to Certificate Distribution Account from Reserve Account	$0.00
Total Deposit to Certificate Distribution Account	$103,452.76

DISTRIBUTIONS FROM CERTIFICATE DISTRIBUTION ACCOUNT
1. Sub. Holders' Interest Distributable Amount for Fixed-Rate Certificates	$0.00
2. Principal to Fixed Rate Certificateholders	$0.00
3. Sub. Holders' Interest Distributable Amount for YSA Regular Interest	$0.00
4. (x) Deposit to Certificate Yield Supplement Account	$0.00
4. (y) Principal to YSA Regular Interestholders	$103,452.76
5. Sub. Holders' Interest Distributable Amount for Reserve Regular Interest	$0.00
6. Principal to Reserve Regular Interestholders	$0.00
7. Sub. Holders' Interest Distributable Amount for Interest-Only Certificates	$0.00
8. Deposit to the Collection Account	$0.00
9. Any remaining amounts to the Residual Certificateholder	$0.00

RECONCILIATION OF CERTIFICATE YIELD SUPPLEMENT ACCOUNT
Beginning Certificate Yield Supplement Account Balance	$0.00
Certificate Yield Supplement Account Requirement	$0.00
Deposit to Certificate Yield Supplement Account from Certificate Distribution Account	$0.00
Specified Certificate Yield Supplement Account Balance	$0.00
Certificate Yield Supplement Deposit Amount	$0.00
Certificate Yield Supplement Account Reinvestment Income	$0.00
Certificate Yield Supplement Account Release paid to YSA Regular Interest as Prin	$0.00
Ending Certificate Yield Supplement Account	$0.00

SUMMARY OF DISTRIBUTIONS
Fixed-Rate Certificates Interest Paid	$0.00
Fixed-Rate Certificates Interest Shortfall	$88,361.51
Fixed-Rate Certificates Principal Paid	$0.00
Ending Fixed-Rate Certificates Principal Balance	$16,388,534.00

YSA Regular Interest Interest Paid	$0.00
YSA Regular Interest Interest Shortfall	$5,263.17
YSA Regular Interest Principal Paid	$103,452.76
Ending YSA Regular Interest Principal Balance	$1,037,791.87

Reserve Regular Interest Interest Paid	$0.00
Reserve Regular Interest Interest Shortfall	$39,043.83
Reserve Regular Interest Principal Paid	$0.00
Ending Reserve Regular Interest Principal Balance	$7,570,982.00

Interest-Only Certificates Interest Paid	$0.00
Interest-Only Certificates Interest Shortfall	$2,291,749.11
Ending Interest-Only Certificates Notional Balance	$323,406,977.44

Distributions to Residual Interest	$0.00

STATEMENT TO NOTEHOLDERS	EXHIBIT 99.2

(i) Amount of principal being paid on Notes

(a) Class A-1 Notes (CUSIP No. 149114AV2)	$0.00
per $1,000 original principal balance	$0.0000

(b) Class A-2 Notes (CUSIP No. 149114AW0)	$22,555,673.72
per $1,000 original principal balance	$103.4664

(c) Class A-3 Notes (CUSIP No. 149114AX8)	$0.00
per $1,000 original principal balance	$0.0000

(d) Class B Notes (CUSIP No. 149114AY6)	$0.00
per $1,000 original principal balance	$0.0000

(f) Total	$22,555,673.72

(ii) Amount of interest being paid on Notes

(a) Class A-1 Notes (CUSIP No. 149114AV2)	$0.00
per $1,000 original principal balance	$0.0000

(b) Class A-2 Notes (CUSIP No. 149114AW0)	$664,473.12
per $1,000 original principal balance	$3.0480

(c) Class A-3 Notes (CUSIP No. 149114AX8)	$892,680.75
per $1,000 original principal balance	$4.8750

(d) Class B Notes (CUSIP No. 149114AY6)	$117,858.00
per $1,000 original principal balance	$4.8750

(f) Total	$1,675,011.87

(iii) Pool Balance at end of related collection period	$339,795,511.44

(iv) After giving effect to distributions on this Distribution Date

(a) (1) outstanding principal amount of Class A-1 Notes	$0.00
(2) Class A-1 Note Pool Factor	0.0000000

(b) (1) outstanding principal amount of Class A-2 Notes	$116,116,977.44
(2) Class A-2 Note Pool Factor	0.5326467

(c) (1) outstanding principal amount of Class A-3 Notes	$183,114,000.00
(2) Class A-3 Note Pool Factor	1.0000000

(d) (1) outstanding principal amount of Class B Notes	$24,176,000.00
(2) Class B Note Pool Factor	1.0000000

(v) Amount of Servicing Fee paid	$253,792.74

(vi) Aggregate Amount of Realized Losses for Collection Period	$275,688.88

(vii) Aggregate Purchase Amounts for Collection Period	$0.00

(viii) Balance of the Reserve Account at end of related Collection Period	$7,570,982.00

(ix) Specified Reserve Account Balance at end of related Collection Period	$7,570,982.00

(x) Balance of the Yield Supplement Account at end of related Collection Period	$1,037,791.87

(xi) Specified Yield Supplement Account Balance at end of related Collection Period	$1,037,791.87

Last Updated on 9/29/99
By cfs